UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2018
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[  ]  Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On January 22, 2018, the Board elected Melissa B. Lora to the Board and appointed her to the Board’s Risk Management Committee and its Audit Committee.
Ms. Lora, since 2013, has been President of Taco Bell International, a segment of Taco Bell Corp., which is a subsidiary of Yum! Brands, Inc., one of the world’s largest restaurant companies. Ms. Lora previously served in various roles at Taco Bell Corp., including Global Chief Financial and Development Officer (2012-2013), Chief Financial and Development Officer (2006-2012) and Chief Financial Officer (2001-2006). Ms. Lora will be retiring from Taco Bell Corp. in the summer of 2018. Ms. Lora also serves as Lead Independent Director for KB Home.
Under the Company's non-employee director compensation program, Ms. Lora will be entitled to an annual cash retainer of $150,000 for Board membership; a total of $20,000 for her membership on both the Audit and Risk Management Committees; and after the fifth Board meeting attended, or the fifth committee meeting attended for a particular committee, $5,000 for each Board meeting attended, and $3,000 for all Audit and Risk Management Committee meetings attended, in each case, on any one day. Other aspects of the Company's non-employee director compensation program are described in the proxy statement for the Company’s 2017 Annual Meeting of Shareholders under the caption “Compensation of Directors.” On January 22, 2018, Ms. Lora was awarded, under the MGIC Investment Corporation Deferred Compensation Plan for Non-Employee Directors, a grant of 6,325.1107 share units, representing the annual grant made to each of the Company’s non-management directors. This plan and the share units are described in such proxy statement under the caption “Compensation of Directors — Deferred Compensation Plan and Annual Grant of Share Units.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	January 25, 2018	By: \s\ Jeffrey H. lane

Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary